the RODNEY SQUARE
                                   STRATEGIC
                                   FIXED-INCOME
                                   FUND

                                      LOGO
                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                OCTOBER 31, 1998

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THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    PRESIDENT'S MESSAGE
================================================================================

DEAR SHAREHOLDER:

   The management of the Rodney Square Strategic Fixed-Income Fund (the "Fund") is pleased to report to you on the Fund's activity for the fiscal year ended October 31, 1998.

PERFORMANCE REVIEW

   The Short/Intermediate Bond Portfolio (formerly the "Diversified Income Portfolio") had a total return of 8.40% for the twelve months ended October 31, 1998. This return consisted of a modest increase in net asset value per share from $13.07 on October 31, 1997 to $13.38 at the end of October 1998 plus distributions per share of $0.76. The Portfolio's performance trailed the reported return of 9.81% for the Merrill Lynch 1-10 Year U. S. Treasury Index over the same twelve month period. Wilmington Trust Company, the Portfolio's advisor, has continued to assist the Portfolio's return by limiting total expenses of the Portfolio. The limitation was 0.65% of average daily net assets from October 31, 1997 to June 29, 1998 and 0.55% of average daily net assets thereafter.

   The Intermediate Bond Portfolio had a total return of 3.89% from the inception of the Portfolio on June 29, 1998 to October 31, 1998. This return consisted of a modest increase in net asset value per share from $10.00 to $10.19 at the end of October 1998 plus distributions per share of $0.20. The Portfolio's performance trailed the reported return of 5.54% for the Merrill Lynch U. S. Treasury Master Index over the same period. Wilmington Trust Company, the Portfolio's advisor, has assisted the Portfolio's return by limiting total expenses of the Portfolio to 0.55% of average daily net assets.

   The Municipal Bond Portfolio (formerly the "Municipal Income Portfolio") provided shareholders with a 6.07% total return for the fiscal year ending October 31, 1998. This return consisted of an increase in the net asset value per share to $12.94 from $12.74, plus distributions of $0.56 per share. The Portfolio's performance was lower than the 7.40% return reported for the Merrill Lynch Intermediate Municipal Index. The Merrill Lynch Index is a composite return of nearly 400 municipal bond issues with a maturity range of 0 to 22 years. The index is designed to model the typical holdings and return characteristics of intermediate-term mutual funds as defined by Lipper Analytical Services. Wilmington Trust Company, the Portfolio's advisor, has continued to assist the Portfolio's return by limiting total expenses of the Portfolio to 0.75% of average daily net assets.

ECONOMIC ENVIRONMENT

   The theme for fiscal 1998 was domestic consumer-driven strength versus global economic meltdown. This balancing act, combined with subdued inflation pressures, helped the bond markets post solid gains for the year. Most of these gains came late in the year as the effects of the global decline were beginning to weigh in. The Federal Reserve sensed the importance of maintaining the growth of the domestic economy and moved to lower interest rates in September during a Federal Open Markets Committee meeting and, unexpectedly, in October between meetings.

   During the last three months of the fiscal year (August through October) the Treasury market posted gains which lowered yields by over 100 basis points in the intermediate maturity range. For example, the 5-Year Treasury closed the fiscal year at 4.22%, after being as high as 5.50% at the end of July. The longer term maturities, such as 30-Year bonds also posted gains, but rates only dropped about 50 basis points.

   The global markets fell apart in the wake of the Russian economic collapse in August. This created a global "flight to quality" which led to a worldwide credit crunch. This was partially brought on by hedge fund investors being caught in leveraged positions going against them. These highly publicized events led to losses at major banks and

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    PRESIDENT'S MESSAGE -- CONTINUED
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brokerage  firms, and they in turn tightened their credit  standards.  On such a massive scale, the Federal Reserve feared that this "turning off the tap" to credit would grind the domestic economic engine to a halt. By aggressively lowering rates (and by interceding in the bailout of one of the largest of these funds), the Federal Reserve demonstrated their resolve and averted, at least for the time being, our domestic economy moving into a recession.

   This credit crunch also led to the U.S. Treasury market being the market of choice. Spreads between Treasuries and all other fixed income markets, taxable and tax-exempt, widened to levels not seen since 1989, with these other markets all lagging the price appreciation of the Treasury market. Most of this spread widening can be attributed to the liquidity premium associated with Treasury issues during uncertain times, but some of the widening also reflects investors' concerns with credit quality. The financial problems at some second-tier asset backed servicers and at a not-for-profit health system heightened these concerns.

   We foresee more subdued growth in the months ahead as the consumer begins to retrench and the effects from a number of lifeless foreign economies negatively impact U.S. exports and corporate profits. The key to avoiding recession, which we continue to believe is unlikely, rests with the Federal Reserve and the consumer. We expect the Fed to make additional interest rate cuts and consumers to continue their willingness to spend as long as they are confident that their jobs are secure.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

THE SHORT/INTERMEDIATE AND INTERMEDIATE BOND PORTFOLIOS

   The Short/Intermediate Bond Portfolio is designed to give shareholders broad exposure to the dynamics of the short-intermediate term bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors.

   Through the first nine months of the fiscal year, the Short/Intermediate Bond Portfolio sought to outperform the market by enhancing its yield through investments in high quality non-U.S. Treasury issues. Interest rates remained in a relatively stable band and yield spreads against the Treasury market fluctuated modestly. This was an ideal environment for our strategy. Global economic concerns were raised intermittently during this period, but the markets would shrug them off and return to normal. However, the breakdown of Russia's economy in August created a global flight to quality that propelled U.S. Treasury rates to the lowest levels since the 1960's. Non-U.S. Treasury securities did not fair anywhere near as well, as credit and prepayment concerns caused corporate bonds and securitized assets to lag behind. The severity of this situation was a significant motivation behind the Federal Reserve Board's surprise decision in October to lower interest rates a second time. With this move, the Portfolio's overweighted exposure to corporate bonds and asset-backed securities resulted in our underperforming our benchmark dramatically during the last part of the fiscal year.

   The Intermediate Bond Portfolio began operations on June 29, 1998 and was invested in a similar strategy as the Short/Intermediate Bond Portfolio. The Portfolio sought to achieve higher yield levels through an emphasis on corporate bonds and asset-backed securities. As a result, the Portfolio's performance also suffered relative to its U.S. Treasury index during the height of the global economic crisis.

   Our response to this turmoil has been to maintain our long-term investment perspective. The market's total aversion to risk has created an extreme environment that we believe will correct itself as the market sorts through all the debris from the global economic crisis. While the extent of the damage is not yet known, our emphasis on quality

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and investment grade ratings should serve us well. The Federal Reserve has moved relatively quickly from posturing towards rate hikes to actually lowering rates. The rebuilding of investor confidence will take time and must include numerous reforms of banking and currency systems by governments outside of the United
States.   Looking  back  at   historical   times  where  we  have  seen  trading
relationships such as credit spreads or yield curve structures reach extreme levels, the markets have usually begun correcting themselves within a relatively brief period of time. The seeds of recovery are even now being sowed as evidenced by the shift in direction by the Fed, the unwinding of leveraged positions by hedge funds and the recognition by many firms of their exposure to worthless asset positions. Therefore, we would expect this episode to follow historical norms. As such, we believe that sticking to our discipline and riding through this storm will put us in the best position to profit over the longer term.

   The following graph compares the Short/Intermediate Bond Portfolio, the Merrill Lynch 1-10 Year U.S. Treasury Index ("ML 1-10 Yr.") and the Consumer Price Index ("CPI"), since the Portfolio's commencement of operations on April 2, 1991.

                        SHORT/INTERMEDIATE BOND PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

-----------------------------------
    Average Annual Total Return
-----------------------------------
        1 Year   5 Year   Inception
        ------   ------   ---------
Fund     8.4%     6.0%      7.3%
Index    9.8%     6.5%      7.8%
CPI      1.5%     2.4%      2.6%
-----------------------------------

           Short/Intermediate Bond Portfolio    ML 1-10 Year     CPI
4/2/91                  $10,000                   $10,000      $10,000
10/31/91                $10,689                   $10,749      $10,180
10/31/92                $11,712                   $11,811      $10,506
10/31/93                $12,766                   $12,900      $10,800
10/31/94                $12,469                   $12,685      $11,081
10/31/95                $14,015                   $14,195      $11,391
10/31/96                $14,741                   $14,981      $11,733
10/31/97                $15,792                   $16,079      $11,979
10/31/98                $17,119                   $17,656      $12,159


-----------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company ("WTC") or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. See Financial Highlights on page 21.

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================================================================================

   The following graph compares the Intermediate Bond Portfolio, the Merrill Lynch U.S. Treasury Master Index ("ML U.S. Treasury") and the Consumer Price Index ("CPI"), since the Portfolio's commencement of operations on June 29, 1998.

                           INTERMEDIATE BOND PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

---------------------------------
   Average Annual Total Return
---------------------------------
                Inception
                ---------
Fund              3.9%
Index             5.5%
CPI               0.6%
---------------------------------

            Intermediate Bond Portfolio    ML U.S. Treasury         CPI
 6/29/98              $10,000                   $10,000           $10,000
10/31/98              $10,389                   $10,554           $10,060

-----------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. See Financial Highlights on page 22.

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    PRESIDENT'S MESSAGE -- CONTINUED
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THE MUNICIPAL BOND PORTFOLIO

   The Municipal Bond Portfolio is an intermediate duration, high quality fund designed to produce a high level of income which is exempt from federal income taxes while seeking preservation of capital. The basic strategy of the Portfolio is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

   The first few months of the fiscal year were a balancing act for interest rates, with the strong domestic economy offsetting the Asian crisis. By mid-December, though, signs of weakness on the domestic front tipped the scales in favor of the bulls. While this economic scenario remained and municipal yields continued to decline, the municipal market lagged the Treasury market due in part to the tremendous supply of tax-exempt bonds in 1998. Through October 31, 1998, new issue volume increased by over 30% from the same period in 1997. Viewing this in combination with lower investment yields and strong equity market returns (at least through June 30, 1998) it stands to reason that investors were cool to municipal bond products.

   The imbalance between the supply of and the demand for municipal bonds did hamper the performance of tax-exempt versus taxable markets. The performance lag was so great, that the relative value of municipals to the Treasury market reached levels not seen since the big Tax Reform scare of March 1996. Some of this could be attributed to the liquidity crunch in the Treasury market. This relative cheapness may not abate soon, but over time we expect municipals to move back toward historic relative relationships.

   One of our strategies in this market has been to focus on income. Over the course of the year, we increased our exposure to non-rated issues to 14.9% from 3.5% of Portfolio assets. Based on our internal analyses, these non-rated securities offered income returns that more than compensate for the additional risk. These higher income producing assets may not provide the price appreciation in an up market, but should provide a better return in a stable or down market.

   Considering the relative attractiveness of the municipal market, as well as a steep yield curve in the 5 to 15 year maturity range, we have engaged a moderate lengthening strategy to take advantage of these conditions. We sold bonds in the 5 year range, bought bonds out toward the 15 year range and extended the duration of the portfolio from 4.81 years at the beginning of the year to 5.00 years as of October 31, 1998. This duration position is still defensive compared to the Merrill Intermediate Index but, continuing this extension strategy should narrow the gap.

   Looking forward, the municipal market's success will be dictated by developments overseas as well as in the domestic equity markets. In these uncertain times, our move toward a neutral duration position with an emphasis on high income is prudent.

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THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
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    PRESIDENT'S MESSAGE -- CONTINUED
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   Following is a graph that  illustrates  the performance of the Municipal Bond
Portfolio, the Merrill Lynch Intermediate Municipal Index ("ML Muni Index") and the Consumer Price Index ("CPI"), since the Portfolio's commencement of operations on November 1, 1993.

                            MUNICIPAL BOND PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

----------------------------------------------
                  Average Annual Total Return
                 1 Year            Inception**
                 ------            -----------
Fund              6.1%                5.2%
Index             7.4%                5.8%
CPI               1.5%                2.4%
----------------------------------------------

                    Municipal Bond Income          ML Muni Index           CPI
10/31/93                   $10,000                   $10,000             $10,000
10/31/94                    $9,695                    $9,808             $10,260
10/31/95                   $10,881                   $10,882             $10,547
10/31/96                   $11,342                   $11,511             $10,863
10/31/97                   $12,119                   $12,324             $11,091
10/31/98                   $12,855                   $13,236             $11,257


---------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. See Financial Highlights on page 23.

** The Portfolio's 5-year average annual total return is for the same period, November 1, 1993 through October 31, 1998.

   We invite your comments and questions and we thank you for your investment in The Rodney Square Strategic Fixed-Income Fund. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                               Sincerely,

                                               /s/  ROBERT J. CHRISTIAN

                                               Robert J. Christian
                                               President

December 10, 1998

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
THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / SHORT/INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------------
    INVESTMENTS / OCTOBER 31, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================
                                                                 MOODY'S/S&P      PRINCIPAL       VALUE
                                                                  RATINGS*         AMOUNT        (NOTE 2)
                                                                 -----------     -----------   -----------
CORPORATE BONDS -- 39.7%
  BANKS -- 6.4%
     Amsouth Bank of Alabama, 6.45%, 02/01/18 ....................   A1/A-       $ 1,200,000   $ 1,225,500
     Bank of New York Co., Inc., 8.50%, 12/15/04 .................   A2/A            400,000       467,500
     BankAmerica Corp., 6.75%, 09/15/05 ..........................   Aa3/A           250,000       256,875
     BankBoston, NA, 6.38%, 04/15/08 .............................   A2/A-         1,250,000     1,234,375
     Canadian Imperial Bank of Commerce, New York, 6.20%, 08/01/00   Aa3/AA-         500,000       509,185
     St. George Bank, Ltd., 7.15%, 06/18/07 ......................   Baa1/A-         750,000       771,660
     Union Bank Switzerland, New York, 7.25%, 07/15/06 ...........   Aa1/AA          800,000       853,000
     Union Planters Bank, NA, 6.50%, 03/15/18 ....................   Baa1/BBB        750,000       750,000
                                                                                               -----------
                                                                                                 6,068,095
                                                                                               -----------
  FINANCIAL -- 19.5%
     Abbey National PLC, 6.69%, 10/17/05 .........................   Aa3/AA-       1,300,000     1,347,125
     Associates Corp., NA, 6.75%, 08/01/01 .......................   Aa3/AA-         900,000       927,000
     Associates Corp., NA, 8.55%, 07/15/09 .......................   Aa3/AA-         700,000       831,250
     Bear Stearns Co., Inc., 6.63%, 10/01/04 .....................   A2/A            850,000       859,563
     Commercial Credit Co., 6.50%, 08/01/04 ......................   Aa3/A+          600,000       619,500
     Commercial Credit Co., 8.70%, 06/15/09 ......................   Aa3/A+          850,000     1,017,875
     Crestar Financial Corp., 6.50%, 01/15/08 ....................   Baa1/BBB+       700,000       712,250
     DR Investments, 7.45%, 05/15/07 .............................   A2/A-           300,000       330,750
     First Chicago, 7.63%, 01/15/03 ..............................   A1/A            400,000       435,500
     First Union Corp., 6.82%, 08/01/26 ..........................   A2/A-           200,000       226,000
     Ford Motor Credit Co., 7.00%, 09/25/01 ......................   A1/A            400,000       416,000
     Ford Motor Credit Co., 7.75%, 11/15/02 ......................   A1/A            300,000       322,875
     General Electric Capital Corp., 8.13%, 05/15/12 .............   Aaa/AAA         250,000       305,313
     General Motors Acceptance Corp., 7.00%, 08/15/01 ............   A2/A          1,650,000     1,722,188
     Lehman Brothers Holdings, Inc., 6.50%, 10/01/02 .............   Baa1/A          600,000       586,500
     Lehman Brothers Holdings, Inc., 7.38%, 05/15/04 .............   Baa1/A          700,000       703,500
     Merrill Lynch & Co., 6.38%, 07/18/00 ........................   Aa3/AA-         250,000       253,125
     Morgan Stanley, Dean Witter, Discover & Co., 6.38%, 01/18/00    A1/A+         1,250,000     1,267,188
     Morgan Stanley, Dean Witter, Discover & Co., 6.75%, 08/15/00    A1/A+           900,000       928,125
     Morgan Stanley, Dean Witter, Discover & Co., 6.75%, 03/04/03    A1/A+           950,000       990,375
     Norwest Financial, Inc., 6.38%, 11/15/01 ....................   Aa3/A+          750,000       778,125
     Pitney Bowes Credit Corp., 6.63%, 06/01/02 ..................   Aa3/AA          800,000       843,000
     Salomon Smith Barney Holdings, Inc., 7.00%, 03/15/04 ........   Aa3/A         1,150,000     1,216,125
     Southwestern Bell Capital Corp., 7.00%, 07/14/99 ............   A1/AA-          500,000       506,690
     USL Capital Corp., 5.79%, 01/23/01 ..........................   A1/A            300,000       305,250
                                                                                               -----------
                                                                                                18,451,192
                                                                                               -----------
  INDUSTRIAL -- 4.2%
     Allied Signal, 8.00%, 05/15/06 ..............................   A2/A            500,000       577,500
     Amoco Co., 6.25%, 10/15/04 ..................................   Aa1/AAA         400,000       428,000
     Anheuser Busch Cos., 5.38%, 09/15/08 ........................   A1/A+           400,000       399,000
     Bausch & Lomb, Inc., 6.38%, 08/01/03 ........................   Baa2/BBB        500,000       520,625
     Coca Cola Put Asset Trust, 6.00%, 03/15/01 ..................   A3/A+           750,000       767,813
     Elf Aquitane, 8.00%, 10/15/01 ...............................   Aa3/AA-         300,000       325,875
     Gap, Inc., 6.90%, 09/15/07 ..................................   A2/A            900,000       978,750
                                                                                               -----------
                                                                                                 3,997,563
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

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
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    INVESTMENTS -- CONTINUED
================================================================================
                                                                    MOODY'S/S&P      PRINCIPAL       VALUE
                                                                     RATINGS*         AMOUNT        (NOTE 2)
                                                                    -----------     -----------   -----------
TELECOMMUNICATIONS -- 4.0%
   Cable & Wireless Communications, 6.63%, 03/06/05 ................   Baa1/A-     $   700,000   $   709,625
   GTE Southwest, Ser. 1993B, 6.54%, 12/01/05 ......................   A2/AA-        1,000,000     1,065,000
   MCI Worldcom, Inc., 6.13%, 04/15/02 .............................   Baa2/BBB+       400,000       406,500
   Northwestern Bell Telephone Co., 9.50%, 05/01/00 ................   A2/A+           500,000       532,500
   Sprint Corp., 9.50%, 04/01/03 ...................................   Baa1/A-         900,000     1,055,250
                                                                                                 -----------
                                                                                                   3,768,875
                                                                                                 -----------
TRANSPORTATION -- 0.6%
   Norfolk Southern Corp., 7.35%, 05/15/07 .........................   Baa1/BBB+       500,000       548,125
                                                                                                 -----------
UTILITIES -- 5.0%
   Alabama Power Co., 7.00%, 01/01/03 ..............................   A1/A+         1,000,000     1,017,500
   Central Illinois Public Services, 6.73%, 06/01/01 ...............   Aa2/AA-         700,000       733,250
   Duke Energy Corp., 8.00%, 11/01/99 ..............................   Aa3/AA-       1,900,000     1,954,625
   Hawaiian Electric Industry, 6.49%, 06/12/02 .....................   Baa2/BBB        550,000       569,938
   Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04 .....................   A3/A-           400,000       428,500
                                                                                                 -----------
                                                                                                   4,703,813
                                                                                                 -----------
       TOTAL CORPORATE BONDS (COST $36,711,337) ..............................................    37,537,663
                                                                                                 -----------
 ASSET-BACKED SECURITIES -- 18.8%
   Advanta Mortgage Loan Trust, Ser. 1996-1, Cl. A6, 6.73%, 08/25/23   Aaa/AAA         500,000       509,160
   Advanta Mortgage Loan Trust, Ser.1993-3, Cl. A5, 5.55%, 01/25/25    Aaa/AAA         132,837       131,545
   AFC Home Equity Loan Trust, Ser. 1996-2, Cl. 1A4,
      7.74%, 09/25/27 ..............................................   Aaa/AAA       1,699,640     1,726,129
   Contimortgage Home Equity Loan Trust, Ser. 1996-1, Cl. A6,
      6.69%, 01/15/16 ..............................................   Aaa/AAA         499,996       538,188
   Crown Home Equity Loan Trust, Ser. 1996-1, Cl. A4,
      7.15%, 08/25/12 ..............................................   Aaa/AAA       1,000,000     1,012,996
   Federal National Mortgage Association Notes, Ser. 1995-W1,
      Cl. A6, 8.10%, 04/25/25 ......................................   NR/NR         1,500,000     1,543,299
   First Plus Home Loan Trust, Ser.1996-2, Cl. A6, 7.85%, 08/20/13 .   Aaa/AAA         499,851       537,012
   Fund America Investors Corp. II, Ser. 1993-F, Cl. A1,
      5.40%, 09/25/09 ..............................................   Aaa/AAA          41,519        40,819
   General Electric Capital Mortgage Services, Inc., Ser. 1996-HE2,
      Cl. A5, 7.94%, 06/25/14 ......................................   Aaa/NR        1,000,000     1,062,985
   Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%, 05/15/26    Aaa/AAA         925,000       997,160
   Green Tree Financial Corp., Ser. 1996-5, Cl. A4, 7.15%, 07/15/27    Aaa/AAA       1,100,000     1,124,043
   Green Tree Home Improvement Loan Trust, Ser. 1996-F, Cl. HEA3,
      6.90%, 01/15/28 ..............................................   NR/AAA          425,000       431,875
   Green Tree Lease Finance, Ser. 1997-1, Cl. A3, 6.17%, 09/20/05 ..   NR/AAA        1,150,000     1,157,475
   IMC Home Equity Loan Trust, Ser. 1997-5, Cl. A7,
      6.90%, 01/20/22 ..............................................   Aaa/AAA         900,000       919,090
   MBNA Master Credit Card Trust, Ser. 1995-F, Cl. A,
      6.60%, 01/15/03 ..............................................   Aaa/AAA         800,000       822,751
   Oakwood Mortgage Investors, Inc., Ser.1998-B, Cl. A2,
      6.15%, 07/15/11 ..............................................   NR/AAA          900,000       908,290
   Sears Credit Account Master Trust, Ser. 1995-2, Cl. A,
      8.10%, 06/15/04 ..............................................   Aaa/AAA         800,000       829,279

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / SHORT/INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================
                                                                       MOODY'S/S&P   PRINCIPAL       VALUE
                                                                        RATINGS*      AMOUNT        (NOTE 2)
                                                                       -----------  -----------   -----------
     The Money Store Home Equity Trust, Ser. 1992-D2, Cl. A3,
        7.55%, 01/15/18 ...............................................   Aaa/AAA   $   419,031   $   447,091
     The Money Store Home Equity Trust, Ser. 1996-B, Cl. A8,
        7.91%, 05/15/24 ...............................................   Aaa/AAA       750,000       797,193
     The Money Store Home Equity Trust, Ser. 1996-D, Cl. A5,
        6.67%, 03/15/18 ...............................................   Aaa/AAA       700,000       731,040
     UCFC Home Equity Loan, Ser. 1998-B, Cl. A2, 6.01%, 09/15/14 ......   Aaa/AAA     1,000,000     1,007,480
     Vanderbilt Mortgage Finance, Ser. 1996-A, Cl. A3, 6.85%, 04/07/26    Aaa/NR        500,000       510,890
                                                                                                  -----------
         TOTAL ASSET-BACKED SECURITIES (COST $17,541,825) .....................................    17,785,790
                                                                                                  -----------
MORTGAGE-BACKED SECURITIES -- 3.7%
     Federal Home Loan Mortgage Corp., Gold 15 Yr., 6.00%, 01/01/13 ...   NR/NR       1,143,309     1,148,311
     Federal Home Loan Mortgage Corp., Gold 5 Yr. , 7.00%, 05/01/00 ...   NR/NR         623,730       634,646
     Federal National Mortgage Association Notes, Ser. 1996-4, Cl. VC,
        6.50%, 07/25/02 ...............................................   NR/NR         316,176       321,315
     Federal National Mortgage Association Notes, Ser. 1991G-37, Cl. G,
        7.50%, 12/25/19 ...............................................   NR/NR         700,000       700,253
     Federal National Mortgage Association Notes, Ser. 1998-W3, Cl. A2,
        6.50%, 07/25/28 ...............................................   NR/NR         500,000       503,750
     Resolution Trust Corp., Ser. 1994-C2, Cl. B, 8.00%, 04/25/25 .....   NR/AAA        177,881       185,373
                                                                                                  -----------
         TOTAL MORTGAGE-BACKED SECURITIES (COST $3,456,005) ...................................     3,493,648
                                                                                                  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS** -- 9.4%
  FEDERAL HOME LOAN BANKS NOTES -- 1.4%
     Federal Home Loan Bank Notes, 6.41%, 04/10/01 ................................     300,000       311,926
     Federal Home Loan Bank Notes, 5.80%, 08/24/01 ................................   1,000,000     1,009,053
                                                                                                  -----------
                                                                                                    1,320,979
                                                                                                  -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 1.5%
     Federal Home Loan Mortgage Corp. Notes, 7.05%, 06/08/05 ......................     500,000       517,330
     Federal Home Loan Mortgage Corp. Notes, 5.95%, 01/19/06 ......................     850,000       886,825
                                                                                                  -----------
                                                                                                    1,404,155
                                                                                                  -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 6.5%
     Federal National Mortgage Association Notes, 6.41%, 02/06/02 .................     650,000       682,584
     Federal National Mortgage Association Notes, 5.78%, 02/12/03 .................     750,000       767,894
     Federal National Mortgage Association Notes, 7.94%, 09/13/06 .................   1,000,000     1,026,514
     Federal National Mortgage Association Notes, 7.00%, 06/25/07 .................     600,000       642,393
     Federal National Mortgage Association Notes, 6.56%, 12/10/07 .................   1,100,000     1,165,838
     Federal National Mortgage Association Notes, 6.16%, 07/09/08 .................   1,275,000     1,328,436
     Federal National Mortgage Association Notes, 6.00%, 09/24/08 .................     600,000       606,928
                                                                                                  -----------
                                                                                                    6,220,587
                                                                                                  -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $8,730,281) ...........................     8,945,721
                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / SHORT/INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================
                                                               PRINCIPAL       VALUE
                                                                AMOUNT        (NOTE 2)
                                                              -----------   ------------
U.S. TREASURY OBLIGATIONS** -- 25.2%
     U.S. Treasury Notes, 5.88%, 07/31/99 .................   $   500,000   $   505,083
     U.S. Treasury Notes, 6.88%, 03/31/00 .................       700,000       723,870
     U.S. Treasury Notes, 6.75%, 04/30/00 .................       800,000       827,728
     U.S. Treasury Notes, 6.25%, 05/31/00 .................       300,000       308,812
     U.S. Treasury Notes, 8.75%, 08/15/00 .................       150,000       161,417
     U.S. Treasury Notes, 6.63%, 07/31/01 .................       600,000       635,224
     U.S. Treasury Notes, 6.50%, 08/31/01 .................     3,150,000     3,328,012
     U.S. Treasury Notes, 7.50%, 11/15/01 .................       350,000       380,611
     U.S. Treasury Notes, 6.13%, 12/31/01 .................       400,000       420,487
     U.S. Treasury Notes, 6.25%, 01/31/02 .................     3,150,000     3,326,103
     U.S. Treasury Notes, 6.25%, 02/28/02 .................     1,500,000     1,584,885
     U.S. Treasury Notes, 6.25%, 06/30/02 .................       500,000       530,925
     U.S. Treasury Notes, 6.00%, 07/31/02 .................     1,400,000     1,476,442
     U.S. Treasury Notes, 5.75%, 10/31/02 .................     1,600,000     1,677,736
     U.S. Treasury Notes, 7.25%, 05/15/04 .................       550,000       624,464
     U.S. Treasury Notes, 6.50%, 05/15/05 .................       300,000       333,810
     U.S. Treasury Notes, 6.50%, 08/15/05 .................       700,000       781,448
     U.S. Treasury Notes, 5.88%, 11/15/05 .................       400,000       433,095
     U.S. Treasury Notes, 6.88%, 05/15/06 .................     2,000,000     2,289,792
     U.S. Treasury Notes, 7.00%, 07/15/06 .................       500,000       575,668
     U.S. Treasury Notes, 6.50%, 10/15/06 .................       250,000       280,459
     U.S. Treasury Notes, 6.25%, 02/15/07 .................     1,600,000     1,773,220
     U.S. Treasury Notes, 11.75%, 02/15/10 ................       650,000       894,237
                                                                            -----------
         TOTAL U.S. TREASURY OBLIGATIONS (COST $22,989,645) .............    23,873,528
                                                                            -----------
COMMERCIAL PAPER -- 1.4%
     Household Finance, 5.55%, 11/02/98
        (COST $1,304,965) .................................     1,304,965     1,304,965
                                                                            -----------
TOTAL INVESTMENTS (COST $90,734,058)(DAGGER)-- 98.2% ....................    92,941,315

OTHER ASSETS AND LIABILITIES, NET -- 1.8% ...............................     1,656,057
                                                                            -----------

NET ASSETS -- 100.0% ....................................................   $94,597,372
                                                                            ===========

* Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the Portfolio Advisor. The ratings shown are unaudited.

** While no ratings are shown for U.S. Government Agency Obligations and U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

(DAGGER) The cost for federal income tax purposes. At October 31, 1998, net unrealized appreciation was $2,207,257. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,309,040 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $101,783.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------
    INVESTMENTS / OCTOBER 31, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                       MOODY'S/S&P     PRINCIPAL          VALUE
                                                                        RATINGS*        AMOUNT          (NOTE 2)
                                                                       -----------    ----------      ------------
CORPORATE BONDS -- 39.2%
  BANKS -- 6.5%
     Amsouth Bank of Alabama, 6.45%, 02/01/18 .......................     A1/A-       $  750,000      $  765,937
     Citicorp, 7.25%, 10/15/11 ......................................     A1/A         1,000,000       1,056,250
     J.P. Morgan & Co., 6.25%, 02/15/11 .............................    A1/AA-        1,000,000         967,500
     St. George Bank, Ltd., 7.15%, 06/18/07 .........................    Baa1/A-         400,000         410,500
     Swiss Bank Corp., New York, 7.00%, 10/15/15 ....................    Aa1/AA        1,000,000         958,750
     Union Bank Switzerland, New York, 7.25%, 07/15/06 ..............    Aa1/AA          600,000         639,750
     Union Planters Bank, NA, 6.50%, 03/15/08 .......................   Baa1/BBB         850,000         850,000
     Wachovia Corp., 6.25%, 08/04/08 ................................    A1/AA-          400,000         413,500
                                                                                                     -----------
                                                                                                       6,062,187
                                                                                                     -----------
  FINANCIAL -- 18.5%
     Abbey National PLC, 6.69%, 10/17/05 ............................    Aa3/AA-       1,700,000       1,761,625
     Ameritech Capital Funding, 6.45%, 01/15/18 .....................    Aa3/AA+       1,700,000       1,721,250
     Associates Corp., NA, 5.75%, 11/01/03 ..........................    Aa3/AA-         500,000         499,805
     Associates Corp., NA, 7.75%, 02/15/05 ..........................    Aa3/AA-       1,000,000       1,106,250
     Bear Stearns Co., Inc., 6.63%, 10/01/04 ........................     A2/A           400,000         404,500
     CIT Group Holdings, Inc., 6.38%, 08/01/02 ......................    Aa3/A+          500,000         513,750
     Commercial Credit Co., 6.50%, 08/01/04 .........................    Aa3/A+          700,000         722,750
     Commercial Credit Co., 8.70%, 06/15/09 .........................    Aa3/A+        1,200,000       1,437,000
     Crestar Financial Corp., 6.50%, 01/15/08 .......................   Baa1/BBB+        500,000         508,750
     First Union Corp., 6.82%, 08/01/26 .............................     A2/A-          651,000         735,630
     General Electric Capital Corp., 8.13%, 05/15/12 ................    Aaa/AAA         700,000         854,875
     General Motors Acceptance Corp., 7.00%, 08/15/01 ...............     A2/A           500,000         521,875
     Lehman Brothers Holdings, Inc., 6.50%, 10/01/02 ................    Baa1/A          900,000         879,750
     Lehman Brothers Holdings, Inc., 7.38%, 05/15/04 ................    Baa1/A          750,000         753,750
     Merrill Lynch & Co., 6.61%, 06/15/00 ...........................    Aa3/AA-       1,800,000       1,827,000
     Merrill Lynch & Co., 6.38%, 07/18/00 ...........................    Aa3/AA-         900,000         911,250
     Morgan Stanley, Dean Witter, Discover & Co., 6.75%, 03/04/03 ...     A1/A+          500,000         521,250
     Salomon Smith Barney Holdings, Inc., 7.00%, 03/15/04 ...........     Aa3/A        1,400,000       1,480,500
                                                                                                     -----------
                                                                                                      17,161,560
                                                                                                     -----------
  INDUSTRIAL -- 8.4%
     Amoco Co., 6.25%, 10/15/04 .....................................    Aa1/AAA         500,000         535,000
     Bausch & Lomb, Inc., 6.38%, 08/01/03 ...........................   Baa2/BBB         700,000         728,875
     Coca Cola Put Asset Trust, 6.00%, 03/15/01 .....................     A3/A+        1,500,000       1,535,625
     Elf Aquitane, 8.00%, 10/15/01 ..................................    Aa3/AA-         600,000         651,750
     Eli Lilly, 8.13%, 12/01/01 .....................................    Aa3/AA          600,000         656,250
     Gap, Inc., 6.90%, 09/15/07 .....................................     A2/A         1,400,000       1,522,500
     Harvard University, 8.13%, 04/15/07 ............................    Aaa/AAA         500,000         580,000
     Hertz Corp., 6.00%, 02/01/01 ...................................    A3/BBB+       1,100,000       1,108,250
     International Business Machines Corp., 6.50%, 01/15/28 .........     A1/A+          500,000         513,125
                                                                                                     -----------
                                                                                                       7,831,375
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================

                                                                       MOODY'S/S&P     PRINCIPAL          VALUE
                                                                        RATINGS*     AMOUNT/SHARES       (NOTE 2)
                                                                       -----------    ----------      ------------
  TELECOMMUNICATIONS -- 2.6%
     Cable & Wireless Communications, 6.75%, 03/06/08 ...............    Baa1/A-      $  300,000      $  307,500
     GTE Southwest, Ser. 1993-B, 6.54%, 12/01/05 ....................    A2/AA-          500,000         532,500
     MCI Worldcom, Inc., 6.50%, 04/15/10 ............................   Baa2/BBB+        400,000         414,500
     Sprint Corp., 9.50%, 04/01/03 ..................................    Baa1/A-       1,000,000       1,172,500
                                                                                                      ----------
                                                                                                       2,427,000
                                                                                                      ----------
  TRANSPORTATION -- 1.3%
     Norfolk Southern Corp., 7.35%, 05/15/07 ........................   Baa1/BBB+      1,100,000       1,205,875
                                                                                                      ----------
  UTILITIES -- 1.9%
     Hawaiian Electric Industry, 6.49%, 06/12/02 ....................   Baa2/BBB       1,000,000       1,036,250
     Oklahoma Gas & Electric, 6.50%, 07/15/17 .......................    Aa3/AA-         700,000         761,250
                                                                                                      ----------
                                                                                                       1,797,500
                                                                                                      ----------
         TOTAL CORPORATE BONDS (COST $35,098,098)...............................................      36,485,497
                                                                                                      ----------
PREFERRED STOCK -- 0.6%
     ABN AMRO Cap Funding, Ser. B, 7.50%
        (COST $500,000) .............................................    Aa2/A+           20,000         507,500
                                                                                                      ----------
ASSET-BACKED SECURITIES -- 19.8%
     Advanta Mortgage Loan Trust, Ser. 1993-3, Cl. A5,
        5.55%, 01/25/25 .............................................    Aaa/AAA         265,675         263,089
     AFC Home Equity Loan Trust, Ser. 1993-1, Cl. A,
        5.90%, 05/20/08 .............................................    Aaa/AAA         872,339         882,611
     AFC Home Equity Loan Trust, Ser. 1996-2, Cl. 1A4,
        7.74%, 09/25/27 .............................................    Aaa/AAA         999,788       1,015,370
     Crown Home Equity Loan Trust, Ser. 1996-1, Cl. A4,
        7.15%, 08/25/12 .............................................    Aaa/AAA       1,400,000       1,418,194
     Federal National Mortgage Association Notes, Ser. 1995-W1, Cl. A6,
        8.10%, 04/25/25 .............................................     NR/NR        1,500,000       1,543,299
     First Plus Home Loan Trust, Ser. 1996-2, Cl. A6,
        7.85%, 08/20/13 .............................................    Aaa/AAA         999,703       1,074,024
     General Electric Capital Mortgage Services, Inc.,
        Ser. 1997-HE4, Cl. A3, 6.59%, 12/25/12 ......................    Aaa/NR          750,000         757,035
     Green Tree Financial Corp., Ser. 1995-2, Cl. A6,
        8.30%, 05/15/26 .............................................    Aaa/AAA         400,000         431,204
     Green Tree Financial Corp., Ser. 1996-5, Cl. A4,
        7.15%, 07/15/27 .............................................    Aaa/AAA         600,000         613,114
     Green Tree Home Improvement Loan Trust, Ser. 1996-C, Cl. HEA4,
        7.80%, 06/15/26 .............................................    NR/AAA        2,000,000       2,090,559
     Green Tree Lease Finance, Ser. 1997-1, Cl. A4, 6.27%, 09/20/05 .    NR/AAA          750,000         765,000
     IMC Home Equity Loan Trust, Ser. 1997-5, Cl. A7,
        6.90%, 01/20/22 .............................................    Aaa/AAA         500,000         510,606
     MBNA Master Credit Card Trust, Ser. 1995-F, Cl. A,
        6.60%, 01/15/03 .............................................    Aaa/AAA         500,000         514,219
     Oakwood Mortgage Investors, Inc., Ser. 1998-B, Cl. A2,
        6.15%, 07/15/11 .............................................    NR/AAA          700,000         706,448
     The Money Store Home Equity Trust, Ser. 1992-D2, Cl. A3,
        7.55%, 01/15/18 .............................................    Aaa/AAA         729,925         778,804
     The Money Store Home Equity Trust, Ser. 1995-A, Cl. 5,
        8.40%, 02/15/24 .............................................    Aaa/AAA         800,000         844,489

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================

                                                                       MOODY'S/S&P     PRINCIPAL          VALUE
                                                                        RATINGS*        AMOUNT          (NOTE 2)
                                                                       -----------    ----------     -----------
     The Money Store Home Equity Trust, Ser. 1996-B, Cl. A8,
        7.91%, 05/15/24 ..............................................   Aaa/AAA      $2,000,000     $ 2,125,849
     UCFC Home Equity Loan Trust, Ser. 1998-B, Cl. A2,
        6.01%, 09/15/14 ..............................................   Aaa/AAA       1,000,000       1,007,480
     Vanderbilt Mortgage Finance, Ser. 1996-A, Cl. A3,
        6.85%, 04/07/26 ..............................................    Aaa/NR       1,000,000       1,021,780
                                                                                                     -----------
         TOTAL ASSET-BACKED SECURITIES (COST $18,044,883) ......................................      18,363,174
                                                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 1.7%
     Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
        6.00%, 01/01/13 ..............................................    NR/NR          762,206         765,541
     Federal Home Loan Mortgage Corp. Notes, Gold 5 Yr.,
        7.00%, 05/01/00 ..............................................    NR/NR          389,831         396,654
     Federal National Mortgage Association Notes, Ser. 1991G-37, Cl. G,
        7.50%, 12/25/19 ..............................................    NR/NR          400,000         400,145
                                                                                                     -----------
         TOTAL MORTGAGE-BACKED SECURITIES (COST $1,548,538) ....................................       1,562,340
                                                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS** -- 6.8%
     Federal Home Loan Banks Notes -- 1.7%
     Federal Home Loan Banks Notes, 5.80%, 08/24/01 ............................       1,000,000       1,009,053
     Federal Home Loan Banks Notes, 5.30%, 10/29/02 ............................         600,000         600,375
                                                                                                     -----------
                                                                                                       1,609,428
                                                                                                     -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 1.5%
     Federal Home Loan Mortgage Corp. Notes, 7.05%, 06/08/05 ...................       1,000,000       1,034,659
     Federal Home Loan Mortgage Corp. Notes, 5.95%, 01/19/06 ...................         350,000         365,163
                                                                                                     -----------
                                                                                                       1,399,822
                                                                                                     -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 2.9%
     Federal National Mortgage Association Notes, 6.41%, 02/06/02 ..............         600,000         630,078
     Federal National Mortgage Association Notes, 5.78%, 02/12/03 ..............         300,000         307,157
     Federal National Mortgage Association Notes, 7.94%, 09/13/06 ..............         700,000         718,560
     Federal National Mortgage Association Notes, 6.56%, 12/10/07 ..............         500,000         529,926
     Federal National Mortgage Association Notes, 6.16%, 07/09/08 ..............         500,000         520,955
                                                                                                     -----------
                                                                                                       2,706,676
                                                                                                     -----------
  GENERAL SERVICE ADMINISTRATION NOTES -- 0.7%
     General Service Administration Notes, 6.27%, 05/15/20 .....................         600,000         635,700
                                                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $6,184,794) ............................       6,351,626
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / INTERMEDIATE BOND PORTFOLIO
---------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================

                                                                                       PRINCIPAL       VALUE
                                                                                        AMOUNT        (NOTE 2)
                                                                                     -----------    ------------
U.S. TREASURY OBLIGATIONS** -- 29.8%
  U.S. TREASURY NOTES -- 12.0%
     U.S. Treasury Notes, 6.50%, 08/31/01 ......................................      $  250,000     $   264,128
     U.S. Treasury Notes, 6.13%, 12/31/01 ......................................       1,500,000       1,576,826
     U.S. Treasury Notes, 6.25%, 01/31/02 ......................................         450,000         475,158
     U.S. Treasury Notes, 6.25%, 02/28/02 ......................................         550,000         581,125
     U.S. Treasury Notes, 6.63%, 03/31/02 ......................................         250,000         267,340
     U.S. Treasury Notes, 5.75%, 10/31/02 ......................................         800,000         838,868
     U.S. Treasury Notes, 7.25%, 08/15/04 ......................................         500,000         569,537
     U.S. Treasury Notes, 6.50%, 05/15/05 ......................................       3,100,000       3,449,373
     U.S. Treasury Notes, 5.88%, 11/15/05 ......................................       1,400,000       1,515,833
     U.S. Treasury Notes, 6.25%, 02/15/07 ......................................       1,500,000       1,662,394
                                                                                                     -----------
                                                                                                      11,200,582
                                                                                                     -----------
  U.S. TREASURY BONDS -- 17.8%
     U.S. Treasury Bonds, 9.25%, 02/15/16 ......................................       1,250,000       1,803,454
     U.S. Treasury Bonds, 7.25%, 05/15/16 ......................................       1,050,000       1,277,168
     U.S. Treasury Bonds, 7.50%, 11/15/16 ......................................       3,450,000       4,299,150
     U.S. Treasury Bonds, 8.75%, 05/15/17 ......................................         500,000         698,738
     U.S. Treasury Bonds, 8.88%, 02/15/19 ......................................       2,000,000       2,855,130
     U.S. Treasury Bonds, 8.00%, 11/15/21 ......................................       1,250,000       1,674,648
     U.S. Treasury Bonds, 7.25%, 08/15/22 ......................................       1,500,000       1,868,070
     U.S. Treasury Bonds, 7.13%, 02/15/23 ......................................          50,000          61,713
     U.S. Treasury Bonds, 6.75%, 08/15/26 ......................................         700,000         840,416
     U.S. Treasury Bonds, 6.50%, 11/15/26 ......................................         500,000         582,686
     U.S. Treasury Bonds, 6.38%, 08/15/27 ......................................         500,000         576,914
                                                                                                     -----------
                                                                                                      16,538,087
                                                                                                     -----------
         TOTAL U.S. TREASURY OBLIGATIONS (COST $24,637,584) ....................................      27,738,669
                                                                                                     -----------
COMMERCIAL PAPER -- 1.8%
     Household Finance, 5.55%, 11/02/98
        (COST $1,667,551) ......................................................       1,667,551       1,667,551
                                                                                                     -----------
TOTAL INVESTMENTS (COST $87,681,448)(DAGGER) -- 99.7% ..........................................      92,676,357

OTHER ASSETS AND LIABILITIES, NET -- 0.3% ......................................................         325,146
                                                                                                     -----------
NET ASSETS -- 100.0% ...........................................................................     $93,001,503
                                                                                                     ===========

* Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the Portfolio Advisor. The ratings shown are unaudited.

** While no ratings are shown for U.S. Government Agency Obligations and U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

(DAGGER) The cost for federal income tax purposes. At October 31, 1998, net unrealized appreciation was $4,994,909. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $5,148,764 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $153,855.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / MUNICIPAL BOND PORTFOLIO
------------------------------------------------------------------------
    INVESTMENTS / OCTOBER 31, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                       MOODY'S/S&P     PRINCIPAL        VALUE
                                                                        RATINGS*        AMOUNT         (NOTE 2)
                                                                       -----------    ----------     ------------
MUNICIPAL BONDS -- 97.8%
  ALASKA -- 5.0%
     Alaska Municipal Bond Bank Auth. Ref. Bonds, Ser. 1994C,
        4.90%, 10/01/03 ...............................................   A2/A          $400,000      $  416,500
     Seward, AK Rev. Bonds (Alaska Sealife Center Proj.),
        6.50%, 10/01/01 ...............................................   NR/NR          460,000         469,200
                                                                                                      ----------
                                                                                                         885,700
                                                                                                      ----------
  CALIFORNIA -- 2.4%
     California Semitropic Improv. Dist. Water. Storage Dist. Ref.
        Rev. Bonds, 4.85%, 06/01/11 ...................................  Aaa/AAA         410,000         425,887
                                                                                                      ----------
  COLORADO -- 3.0%
     Aurora, CO Cert. of Participation Lease Ref. Rev. Bonds.,
        5.85%, 12/01/02 ...............................................    A/A           500,000         533,125
                                                                                                      ----------
  DELAWARE -- 15.8%
     Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%, 11/01/07 ........  Aaa/AAA         160,000         226,000
     Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%, 11/01/08 ........  Aaa/AAA         180,000         258,750
     Delaware State Economic Dev. Auth. Rev. Bonds
        (Osteopathic Hosp. Assoc.) Ser. 1993A, 6.00%, 01/01/03 ........  Aaa/NR          500,000         524,375
     Delaware State Economic Dev. Auth. Rev. Bonds
        (Delmarva Power & Light), 7.30%, 09/01/15 .....................  Aaa/AAA         100,000         105,683
     Delaware State Gen. Oblig. Rev. Bonds, Ser. 1997A,
        5.00%, 01/01/04 ...............................................  Aa1/AA+         255,000         267,750
     Delaware State Housing Auth. Multi-family Mtge. Ref. Rev. Bonds,
        Ser. 1992D, 6.35%, 07/01/03 ...................................   A1/NR          100,000         105,500
     Delaware State Housing Auth. Multi-family Mtge. Ref. Rev. Bonds,
        Ser. 1992C, 7.25%, 01/01/07 ...................................   A1/A           205,000         220,631
     Delaware State Housing Auth. Single Family Mtge. Rev. Bonds
        Ser. 1993A-1, 5.05%, 07/01/05 .................................  Aaa/AAA         295,000         303,112
     Delaware State Housing Auth. Single Family Mtge. Rev. Bonds
        Ser. 1993A-1, 5.15%, 01/01/06 .................................  Aaa/AAA         170,000         175,525
     Delaware State Housing Auth. Sr. Home Mtge. Rev. Bonds,
        Ser. 1991A, 7.00%, 06/01/00 ...................................  Aa3/NR           25,000          25,437
     Delaware State Housing Auth. Sr. Home Mtge. Rev. Bonds,
        Ser. 1991B-1, 6.40%, 12/01/02 .................................  Aa3/NR           35,000          36,619
     Delaware State Solid Waste Auth. Rev. Bonds, 5.80%, 07/01/01 .....   A2/A           500,000         524,375
                                                                                                      ----------
                                                                                                       2,773,757
                                                                                                      ----------
  HAWAII -- 4.4%
     Hawaii State Gen. Oblig. Rev. Bonds, Ser. 1992BW,
        6.20%, 03/01/05 ...............................................   A1/A+         700,000          778,750
                                                                                                      ----------
  MARYLAND -- 3.0%
     Howard County, MD Gen. Oblig. Rev. Bonds, Ser. 1998A,
        5.00%, 02/15/09 ...............................................  Aaa/AAA         500,000         532,500
                                                                                                      ----------
  MASSACHUSETTS -- 3.0%
     Massachusetts State Gen. Oblig. Rev. Bonds, Ser. 1993B,
        4.88%, 10/01/13 ...............................................  Aaa/AAA         520,000         523,900
                                                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / MUNICIPAL BOND PORTFOLIO
------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================

                                                                       MOODY'S/S&P     PRINCIPAL          VALUE
                                                                        RATINGS*        AMOUNT          (NOTE 2)
                                                                       -----------    -----------      -----------
  MISSISSIPPI -- 2.4%
     Medical Center Educ. Bldg. Corp. Rev. Bonds (Univ. of Mississippi
        Medical Center Proj.), Ser. 1993, 5.40%, 12/01/05 ............    NR/A-         $400,000     $   421,000
                                                                                                     -----------
  NEW JERSEY -- 2.9%
     New Jersey Economic Dev. Auth. School Rev. Bonds
        (Blair Academy Proj.), Ser. 1995B, 6.00%, 09/01/07 ...........    A3/NR          500,000         516,250
                                                                                                     -----------
  NORTH CAROLINA -- 5.9%
     North Carolina Medical Care Comm. Health Care Fac. Ref. Rev. Bonds
        (Novant Health Proj.), Ser. 1998, 4.70%, 10/01/12 ............   Aaa/AAA         500,000         500,000
     Charlotte, NC Gen. Oblig. Rev. Bond, 5.25%, 02/01/04 ............   Aaa/AAA         500,000         533,125
                                                                                                     -----------
                                                                                                       1,033,125
                                                                                                     -----------
  PENNSYLVANIA -- 25.5%
     Allentown, PA Gtd. Water Improv. Rev. Bonds, 5.65%, 07/15/10 ....   Aaa/AAA         525,000         585,375
     Chester County, PA Ind. Dev. Auth. Wastewater Treatment Rev. Bonds
        (Orleans Corp. Proj.), 7.00%, 11/01/06 .......................    NR/NR          605,000         605,000
     Cumberland Valley, PA School District Gen. Oblig. Rev. Bonds,
        Ser. 1993A, 5.35%, 09/01/07 ..................................   Aaa/AAA         500,000         525,625
     Harrisburg, PA Office & Parking Rev. Auth. Bonds
        (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05 ..........    NR/NR          500,000         500,625
     Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds (Philadelphia
        College of Osteopathic Medicine), 5.25%, 12/01/07 ............   NR/AAA          150,000         159,937
     Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds, Ser.1992A,
        6.63%, 08/15/09 ..............................................   NR/AAA          120,000         132,750
     Philadelphia, PA Hospitals & Higher Educ. Fac. Auth. Rev. Bonds
        (Jefferson Health Systems) Ser. 1997A, 5.50%, 05/15/05 .......   A1/AA-          500,000         536,250
     Philadelphia, PA Ind. Dev. Auth. Rev. Bonds (Natl. Board of
        Medical Examiners Proj.), 6.10%, 05/01/00 ....................    NR/A+          500,000         515,625
     Philadelphia, PA Redev. Auth. Home Improv. Loan Rev. Bonds,
        Ser. 1986A , 7.38%, 06/01/03 .................................    A1/A+           15,000          15,188
     Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds (Landfill Gas
        Recycling - Lanchester Energy Partners), Ser. 1998B,
        6.80%, 01/01/05 ..............................................    NR/NR          500,000         500,000
     York County, PA Ind. Dev. Auth. Personal Care Fac. Rev. Bonds,
        9.50%, 10/01/19 ..............................................    NR/NR          330,000         397,238
                                                                                                     -----------
                                                                                                       4,473,613
                                                                                                     -----------
  TEXAS -- 7.3%
     Austin, TX Gen. Oblig. Rev. Bonds, 4.75%, 09/01/09                  Aa2/AA          315,000         322,088
     Georgetown, TX Utility System Ref. Rev. Bonds, Ser. 1998A,
        4.80%, 08/15/11                                                  Aaa/AAA         650,000         659,750
     University of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13    Aaa/AAA         275,000         294,938
                                                                                                     -----------
                                                                                                       1,276,776
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND / MUNICIPAL BOND PORTFOLIO
------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED
================================================================================

                                                                       MOODY'S/S&P     PRINCIPAL        VALUE
                                                                        RATINGS*     AMOUNT/SHARES    (NOTE 2)
                                                                       -----------   -------------    --------
 UTAH -- 3.1%
     Salt Lake County, UT Municipal Bldg. Auth. Lease Rev. Bonds,
         Ser. 1994A, 5.65%, 10/01/03 .................................   Aaa/AAA        $500,000     $   540,625
                                                                                                     -----------
  VIRGINIA -- 5.9%
     Virginia State Housing Dev. Auth. Commonwealth Mtge. Rev. Bonds,
        Ser. 1992C-8, 5.80%, 07/01/04 ................................   Aa1/AA+         500,000         526,875
     Virginia State Public Bldg. Auth. Ref. Rev. Bonds, Ser. 1996A,
        5.00%, 08/01/12 ..............................................    Aa/AA          500,000         506,250
                                                                                                     -----------
                                                                                                       1,033,125
                                                                                                     -----------
  WASHINGTON -- 5.2%
     Clark County, WA Public Utility Dist. No. 1 Generating System Rev.
        Bonds, 6.00%, 01/01/06 .......................................   Aaa/AAA         350,000         388,500
     Washington State Public Power Supply System Ref. Rev. Bonds
        (Nuclear Proj. No. 3), Ser. 1993C, 5.10%, 07/01/07 ...........   Aa1/AA-         500,000         528,750
                                                                                                     -----------
                                                                                                         917,250
                                                                                                     -----------
  WISCONSIN -- 3.0%
     Appleton, WI Area School Dist. Gen. Oblig. Rev. Bonds,
        5.00%, 04/01/11 ..............................................   Aa2/NR          505,000         525,200
                                                                                                     -----------
         TOTAL MUNICIPAL BONDS (COST $16,581,194) ..............................................      17,190,583
                                                                                                     -----------
TAX-EXEMPT MUTUAL FUNDS -- 0.5%
     Provident Municipal Tax-Exempt Cash Money Market Fund
        (COST $87,947) .........................................................          87,947          87,947
                                                                                                     -----------
TOTAL INVESTMENTS (COST $16,669,141)(DAGGER) -- 98.3% ..........................................      17,278,530

OTHER ASSETS AND LIABILITIES, NET -- 1.7% ......................................................         300,857
                                                                                                     -----------
NET ASSETS -- 100.0% ...........................................................................     $17,579,387
                                                                                                     ===========

* Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the Portfolio Advisor. The ratings shown are unaudited.

(DAGGER) The cost for federal income tax purposes. At October 31, 1998, net unrealized appreciation was $609,389. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $617,455 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $8,066.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    FINANCIAL STATEMENTS
================================================================================
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998

                                                                       SHORT/
                                                                    INTERMEDIATE   INTERMEDIATE   MUNICIPAL
                                                                        BOND           BOND         BOND
                                                                      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                     -----------   ------------   ---------
ASSETS:
Investments in securities, at market (identified cost $90,734,058,
   $87,681,448 and $16,669,141, respectively) ....................   $92,941,315   $92,676,357   $17,278,530
Receivables:
   Interest ......................................................     1,360,962     1,313,216       277,601
   Fund shares purchased .........................................         2,249         4,957        50,000
   Investment securities sold ....................................       817,474     2,044,373       100,000
Other assets .....................................................            36        57,807            18
                                                                     -----------   -----------   -----------
   Total assets ..................................................    95,122,036    96,096,710    17,706,149
                                                                     -----------   -----------   -----------
LIABILITIES:
Due to Adviser ...................................................         7,267        12,994         1,868
Payables:
   Dividends to shareholders .....................................       433,821       438,629        63,859
   Fund shares redeemed ..........................................        31,832       190,575        40,061
   Investment securities purchased ...............................            --     2,400,321            --
Other accrued expenses ...........................................        51,744        52,688        20,974
                                                                     -----------   -----------   -----------
   Total liabilities .............................................       524,664     3,095,207       126,762
                                                                     -----------   -----------   -----------
NET ASSETS, at market value ......................................   $94,597,372   $93,001,503   $17,579,387
                                                                     ===========   ===========   ===========
NET ASSETS CONSIST OF:
Additional paid-in capital .......................................   $92,182,149   $87,590,936   $16,869,694
Shares of beneficial interest ....................................        70,722        91,253        13,587
Accumulated net realized gain ....................................       137,244       324,405        86,717
Net unrealized appreciation of investments .......................     2,207,257     4,994,909       609,389
                                                                     -----------   -----------   -----------
NET ASSETS, for 7,072,184, 9,125,282, and 1,358,654 shares
   outstanding, respectively .....................................   $94,597,372   $93,001,503   $17,579,387
                                                                     ===========   ===========   ===========
NET ASSET VALUE,  offering and redemption price per share
   ($94,597,372  (DIVIDE) 7,072,184,
   $93,001,503 (DIVIDE) 9,125,282, and
   $17,579,387 (DIVIDE) 1,358,654
   outstanding shares of beneficial interest,
   $0.01 par value, respectively) ................................        $13.38        $10.19        $12.94
                                                                          ======        ======        ======

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
================================================================================
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended October 31, 1998

                                                                          Short/
                                                                       Intermediate    Intermediate      Municipal
                                                                           Bond            Bond            Bond
                                                                         Portfolio   Portfolio(DAGGER)   Portfolio
                                                                       ------------  -----------------   ---------
INTEREST INCOME .....................................................   $3,238,195      $1,968,957      $  892,753
                                                                        ----------      ----------      ----------
EXPENSES:
   Advisory fee .....................................................      213,079         110,511          78,528
   Administration fee ...............................................       50,376          31,575          16,638
   Accounting fee ...................................................       12,603              --          12,603
   Custodian fee ....................................................        5,902           7,001           4,711
   Transfer agent fee ...............................................        7,962           7,970           4,270
   Distribution expenses ............................................        5,812              --           4,443
   Trustees fees and expenses .......................................        6,183             868           6,170
   Amortization of organizational expenses ..........................           --           4,251          15,997
   Registration fees ................................................       22,041           9,627          18,457
   Reports to shareholders ..........................................       11,217           5,900           5,336
   Professional fees ................................................       78,247          26,172          33,333
   Other ............................................................       19,471           3,623          14,374
                                                                        ----------      ----------      ----------
      Total expenses before fee waivers .............................      432,893         207,498         214,860
      Advisory fee waived ...........................................     (126,281)        (33,746)        (72,466)
      Administration fee waived .....................................           --              --          (3,518)
      Accounting fee waived .........................................           --              --          (7,494)
                                                                        ----------      ----------      ----------
         Total expenses, net ........................................      306,612         173,752         131,382
                                                                        ----------      ----------      ----------
   Net investment income ............................................    2,931,583       1,795,205         761,371
                                                                        ----------      ----------      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions .....................      253,210         324,405         118,413
   Net unrealized appreciation of investments during the year .......    1,588,123       1,426,841         152,437
                                                                        ----------      ----------      ----------
   Net gain on investments ..........................................    1,841,333       1,751,246         270,850
                                                                        ----------      ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $4,772,916      $3,546,451      $1,032,221
                                                                        ==========      ==========      ==========

(DAGGER) For the period June 29, 1998 (commencement of operations) through
     October 31, 1998

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Short/
                                                                         Intermediate    Intermediate       Municipal
                                                                             Bond            Bond             Bond
                                                                           Portfolio   Portfolio(DAGGER)    Portfolio
                                                                          -----------  -----------------    ---------
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ..............................................   $  2,931,583    $  1,795,205    $    761,371
   Net realized gain on investment transactions .......................        253,210         324,405         118,413
   Net unrealized appreciation of investments during the year .........      1,588,123       1,426,841         152,437
                                                                          ------------    ------------    ------------
   Net increase in net assets resulting from operations ...............      4,772,916       3,546,451       1,032,221
                                                                          ------------    ------------    ------------
Distributions to shareholders from:
   Net investment income ..............................................     (2,931,583)     (1,795,205)       (761,371)
                                                                          ------------    ------------    ------------
Increase (decrease) in net assets from Fund share transactions (Note 5)     61,300,279      91,250,257        (137,719)
                                                                          ------------    ------------    ------------
   Total increase in net assets .......................................     63,141,612      93,001,503         133,131
NET ASSETS:
   Beginning of year ..................................................     31,455,760              --      17,446,256
                                                                          ------------    ------------    ------------
   End of year ........................................................   $ 94,597,372    $ 93,001,503    $ 17,579,387
                                                                          ============    ============    ============

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ..............................................   $  1,885,318                     $   749,888
   Net realized gain (loss) on investment transactions ................        (16,511)                         40,118
   Net unrealized appreciation of investments during the year .........        307,032                         340,102
                                                                          ------------                     -----------
   Net increase in net assets resulting from operations ...............      2,175,839                       1,130,108
                                                                          ------------                     -----------
Distributions to shareholders from:
   Net investment income ..............................................     (1,885,318)                       (749,888)
                                                                          ------------                     -----------
Increase (decrease) in net assets from Fund share transactions (Note 5)       (611,832)                        447,444
                                                                          ------------                     -----------
   Total increase (decrease) in net assets ............................       (321,311)                        827,664
NET ASSETS:
   Beginning of year ..................................................     31,777,071                      16,618,592
                                                                          ------------                     -----------
   End of year ........................................................   $ 31,455,760                     $17,446,256
                                                                          ============                     ===========

(DAGGER) For the period June 29, 1998 (commencement of operations) through
     October 31, 1998

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    FINANCIAL HIGHLIGHTS
================================================================================

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                         For the Fiscal Years Ended October 31,
                                                                  ---------------------------------------------------
                                                                     1998      1997      1996       1995      1994
                                                                  ---------------------------------------------------
SHORT/INTERMEDIATE BOND PORTFOLIO
NET ASSET VALUE -- BEGINNING OF YEAR ............................   $13.07    $12.95     $13.08    $12.42    $13.48
                                                                    ------    ------     ------    ------    ------
INVESTMENT OPERATIONS:
   Net investment income ........................................     0.76      0.77       0.78      0.83      0.71
   Net realized and unrealized gain (loss) on
      investments ...............................................     0.31      0.12      (0.13)     0.66     (1.02)
                                                                    ------    ------     ------    ------    ------
      Total from investment operations ..........................     1.07      0.89       0.65      1.49     (0.31)
                                                                    ------    ------     ------    ------    ------
DISTRIBUTIONS:
   From net investment income ...................................    (0.76)    (0.77)     (0.78)    (0.83)    (0.71)
   From net realized gain on investments ........................       --        --         --        --     (0.04)
                                                                    ------    ------     ------    ------    ------
      Total distributions .......................................    (0.76)    (0.77)     (0.78)    (0.83)    (0.75)
                                                                    ------    ------     ------    ------    ------
NET ASSET VALUE-- END OF YEAR ...................................   $13.38    $13.07     $12.95    $13.08    $12.42
                                                                    ======    ======     ======    ======    ======
TOTAL RETURN ....................................................    8.40%     7.13%      5.18%    12.41%   (2.33)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses 1 ...................................................    0.59%     0.65%      0.65%     0.65%     0.65%
   Net investment income ........................................    5.64%     5.98%      6.07%     6.56%     5.53%
Portfolio turnover rate .........................................   40.66%    83.54%     85.77%   116.40%    43.77%
Net assets at end of year (000 omitted) .........................  $94,597   $31,456    $31,777   $32,214   $31,721

1 Effective June 29, 1998, Wilmington Trust Company ("WTC") elected to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of the Portfolio's average daily net assets through February 1999. Prior to June 29, 1998, WTC had elected to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceeded an annual rate of 0.65% of the Portfolio's average daily net assets. Without waivers or reimbursements, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994, would have been 0.83%, 1.12%, 1.09%, 1.14% and 1.05%, respectively.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED
================================================================================
                                                          FOR THE PERIOD
                                                       JUNE 29, 1998(DAGGER)
                                                              THROUGH
                                                         OCTOBER 31, 1998
                                                       ---------------------
INTERMEDIATE BOND PORTFOLIO
NET ASSET VALUE -- BEGINNING OF PERIOD ...............         $10.00
                                                               ------
INVESTMENT OPERATIONS:
   Net investment income .............................           0.20
   Net realized and unrealized gain on
      investments ....................................           0.19
                                                               ------
      Total from investment operations ...............           0.39
                                                               ------
DISTRIBUTIONS:
   From net investment income ........................          (0.20)
                                                               ------
NET ASSET VALUE-- END OF PERIOD ......................         $10.19
                                                               ======
TOTAL RETURN .........................................          3.89%1
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses 2 ........................................          0.55%*
   Net investment income .............................          5.69%*
Portfolio turnover rate ..............................         17.66%1
Net assets at end of period (000 omitted) ............        $93,002

(DAGGER) Commencement of operations.

1    Unannualized.

2 The expense ratio reflects WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of the Portfolio's average daily net assets through February 1999. Without waivers or reimbursements, the annualized ratio of expenses to average daily net assets for the period June 29, 1998 through October 31, 1998 would have been 0.66%.

*    Annualized.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED
================================================================================

                                                                     For the Fiscal Years Ended October 31,
                                                              ----------------------------------------------------
                                                                   1998      1997      1996       1995      1994
                                                              ----------------------------------------------------
MUNICIPAL BOND PORTFOLIO
NET ASSET VALUE-- BEGINNING OF YEAR .........................     $12.74    $12.46     $12.49    $11.64    $12.50
                                                                  ------    ------     ------    ------    ------
INVESTMENT OPERATIONS:
   Net investment income ....................................       0.56      0.55       0.55      0.54      0.49
   Net realized and unrealized gain (loss) on
      investments ...........................................       0.20      0.28      (0.03)     0.85     (0.86)
                                                                  ------    ------     ------    ------    ------
      Total from investment operations ......................       0.76      0.83       0.52      1.39     (0.37)
                                                                  ------    ------     ------    ------    ------
DISTRIBUTIONS:
   From net investment income ...............................      (0.56)    (0.55)     (0.55)    (0.54)    (0.49)
                                                                  ------    ------     ------    ------    ------
NET ASSET VALUE-- END OF YEAR ...............................     $12.94    $12.74     $12.46    $12.49    $11.64
                                                                  ======    ======     ======    ======    ======
TOTAL RETURN ................................................      6.07%     6.85%      4.24%    12.23%   (3.05)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses 1 ...............................................      0.75%     0.75%      0.75%     0.75%     0.75%
   Net investment income ....................................      4.35%     4.42%      4.41%     4.50%     4.13%
Portfolio turnover rate .....................................     43.72%    28.56%     15.91%    42.08%    21.95%
Net assets at end of year (000 omitted) .....................    $17,579   $17,446    $16,619   $16,570   $14,283

1 The expense ratios reflect WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets through February 1999. In addition, Rodney Square Management Corporation waived a portion of it's administration and accounting services fees for the fiscal years ended October 31, 1998, 1997, 1996, 1995, and 1994. Without waivers or reimbursements, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994, would have been 1.23%, 1.52%,
     1.37%, 1.45% and 1.62%, respectively.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTES TO FINANCIAL STATEMENTS
================================================================================

1. DESCRIPTION OF THE FUND. The Rodney Square Strategic Fixed-Income Fund (the "Fund") is a diversified, open-end management investment company established as a Massachusetts business trust by Declaration of Trust on May 7, 1986, as last amended and restated on February 15, 1993, and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the Trustees to create additional series or portfolios; each of which may issue additional classes of shares. Currently, the Fund consists of three series or portfolios, the Short/Intermediate Bond Portfolio (formerly the "Diversified Income Portfolio"), the Intermediate Bond Portfolio and the Municipal Bond Portfolio (formerly the "Municipal Income Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio consists of a single class of shares. The investment objective of the Short/Intermediate Bond Portfolio is to seek high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities with an average dollar-weighted duration, under normal market conditions, of 2-1/2 to 4 years. The investment objective of the Intermediate Bond Portfolio is to seek high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities with an average dollar-weighted duration, under normal market conditions, of 5 to 7 years. The investment objective of the Municipal Bond Portfolio is to seek a high level of income exempt from federal income tax, consistent with the preservation of capital by investing principally in municipal securities providing interest income that is exempt from federal income tax with an average dollar-weighted duration, under normal market conditions, of 4 to 8 years. The Intermediate Bond Portfolio commenced operations on June 29, 1998.

2. SIGNIFICANT   ACCOUNTING  POLICIES.   The  following  is  a  summary  of  the
   significant accounting policies of the Fund:

   SECURITY VALUATION. The Portfolios value their assets based on their current market prices when market quotations are readily available. Current market prices are generally not readily available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Portfolios. To determine the value of those securities, the Portfolios may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. The value of fixed-income securities maturing within 60 days of the valuation date may be determined by valuing those securities at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees of the Fund.

   FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity and intends to qualify or continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no federal income tax provision has been made in the financial statements.

   INTEREST INCOME AND DIVIDENDS TO SHAREHOLDERS. Interest income is accrued as earned. Dividends from net investment income consist of accrued interest and earned discount (including both original issue and market discount) less amortization of premium and accrued expenses. Dividends to shareholders of each Portfolio are declared daily from net investment income and paid to shareholders monthly. Each Portfolio will distribute net realized gains on investments, if any, annually in December.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
================================================================================

   DEFERRED ORGANIZATION COSTS. Costs incurred by the Intermediate Bond Portfolio in connection with its initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date the Portfolio commenced operations.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   OTHER. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes.

3. INVESTMENT  SECURITIES.  During  the  fiscal  year ended  October  31,  1998,
   purchases  and  sales  of   investment   securities   (excluding   short-term
   investments) aggregated as follows:

                           SHORT/INTERMEDIATE   INTERMEDIATE         MUNICIPAL
                             BOND PORTFOLIO    BOND PORTFOLIO*    BOND PORTFOLIO
                           ------------------  ---------------    --------------
     Purchases ..........      $31,700,305        $18,981,858       $7,841,010
     Sales ..............       21,152,888         15,825,648        7,389,523

     * For the period June 29, 1998 (commencement of operations) through October 31, 1998.

4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, is the Investment Adviser of the Portfolios. Under an Advisory Agreement with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. Under the Advisory Agreement, effective June 29, 1998, each Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.35% of the average daily net assets of the Portfolio. WTC has agreed to waive its advisory fee or reimburse each Portfolio monthly to the extent that operating expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55%, 0.55% and 0.75% of the Short/Intermediate Bond Portfolio's, the Intermediate Bond Portfolio's and the Municipal Bond Portfolio's average daily net assets, respectively, through February 1999.

   Prior to June 29, 1998, the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio each paid WTC a monthly fee at the annual rate of 0.50% of each Portfolio's average daily net assets, excluding those assets invested in any money market mutual fund. WTC had agreed to waive its advisory fee or reimburse the Municipal BondPortfolio monthly to the extent that operating expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceeded an annual rate of 0.75% of the Portfolio's average daily net assets. With respect to the Short/Intermediate Bond Portfolio, WTC had voluntarily agreed to waive its fee or

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
================================================================================

   reimburse the Portfolio monthly to the extent that operating expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions, and interest) exceeded an annual rate of 0.65% of average daily net assets.

   WTC also serves as custodian of the assets of the Fund and receives a fee from the Fund for this service. Prior to June 29, 1998, the Fund did not pay WTC for custodial services, as WTC assumed the cost of providing these services to the Fund. Effective February 2, 1998, WTC entered into a Sub-Custodian Services Agreement with PNC Bank, N.A. ("PNC") whereby PNC serves as Sub-Custodian of the assets of the Fund. WTC (not the Fund) pays PNC for sub-custodial services.

   Effective February 2, 1998, the Fund entered into an Administrative and Accounting Services Agreement (the "Agreement") with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Portfolios including preparing shareholder reports, assisting WTC in compliance monitoring activities and determining the net asset value per share of each Portfolio. For services provided under the Agreement, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million of average daily net assets; 0.050% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily net assets in excess of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio. PFPC's fees for services provided under the Agreement for the period from February 2, 1998 through October 31, 1998, were $44,015 and $13,120 for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio, respectively. PFPC's fee for the Intermediate Bond Portfolio for the period June 29, 1998 through October 31, 1998 amounted to $31,575.

   Effective February 2, 1998, the Fund entered into a Transfer Agency Services Agreement with PFPC, whereby PFPC serves as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent to the Fund. Effective June 29, 1998, the Fund pays PFPC an annual fee of 0.03% of each Portfolio's average net assets plus transaction charges and out-of-pocket expenses for these services. Prior to June 29, 1998, WTC assumed the cost of these services provided to the Fund.

   Prior to February 2, 1998, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, served as accounting agent, administrator, transfer agent and dividend disbursing agent to the Fund under separate Accounting Services, Administration and Transfer Agent Agreements with the Fund. As accounting service provider, RSMC determined the net asset value per share of each Portfolio and provided accounting services to the Fund. For its services, RSMC received an annual fee of $50,000 per Portfolio, plus an amount equal to 0.02% of that portion of each Portfolio's average daily net assets in excess of $100 million. For the period November 1, 1997 to February 2, 1998, RSMC's fees for accounting services amounted to $12,603 each for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio, of which $7,494 was waived for the Municipal Bond Portfolio. As administrator, RSMC was responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC received a monthly administration fee from the Fund at an annual rate of 0.08% of each Portfolio's average daily net assets. The

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
================================================================================

   administration fee paid to RSMC by the Short/Intermediate Bond Portfolio for the period from November 1, 1997 to February 2, 1998 amounted to $6,361. RSMC waived its administration fee for the Municipal Bond Portfolio for the period from November 1, 1997 to February 2, 1998, which amounted to $3,518. The Fund did not pay RSMC any separate fees for its services as transfer agent and dividend disbursing agent for the Portfolios, as WTC assumed the cost of providing these services to the Portfolios. Each Portfolio reimbursed RSMC for its related out-of-pocket expenses, if any, incurred in connection with the performance of these services.

   Pursuant to a Distribution Agreement with the Fund, Rodney Square Distributors, Inc. ("RSD"), a wholly-owned subsidiary of WTC, manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials. Effective January 26, 1998, the Fund's Rule 12b-1 plans were terminated. Prior to January 26, 1998, the Fund's Board of Trustees had authorized, pursuant to Rule 12b-1 plans of distribution, a payment of up to 0.25% of each Portfolio's average daily net assets annually to reimburse RSD for expenses incurred in connection with distribution activities. For the period November 1, 1997 through January 26, 1998, RSD was reimbursed in the amount of $5,812 for the Short/Intermediate Bond Portfolio and $4,443 for the Municipal Bond Portfolio.

5. FUND SHARES. At October 31, 1998, there were an unlimited number of shares of beneficial interest of $0.01 par value authorized. The following table summarizes the activity in shares of each Portfolio:

   SHORT/INTERMEDIATE BOND PORTFOLIO
                                                           FOR THE FISCAL YEAR            FOR THE FISCAL YEAR
                                                         ENDED OCTOBER 31, 1998         ENDED OCTOBER 31, 1997
                                                       --------------------------    ---------------------------
                                                         SHARES         AMOUNT         SHARES          AMOUNT
                                                       -----------    -----------    -----------     -----------
   Shares sold .......................................    900,342     $11,872,722        141,848     $ 1,841,272
   Shares issued in exchange for securities
      transferred in-kind (Note 6) ...................  4,027,047      52,875,813             --              --
   Shares issued to shareholders in
      reinvestment of distributions ..................    114,701       1,518,469         58,648         755,881
   Shares redeemed ...................................   (375,850)     (4,966,725)      (248,332)     (3,208,985)
                                                        ---------     -----------      ---------     -----------
   Net increase (decrease) ...........................  4,666,240     $61,300,279        (47,836)    $  (611,832)
                                                                      ===========                    ===========
   Shares outstanding:
      Beginning of year ..............................  2,405,944                      2,453,780
                                                        ---------                      ---------
      End of year ....................................  7,072,184                      2,405,944
                                                        =========                      =========

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
================================================================================

   INTERMEDIATE BOND PORTFOLIO
                                                  FOR THE PERIOD JUNE 29, 1998(DAGGER)
                                                        THROUGH OCTOBER 31, 1998
                                                  ------------------------------------
                                                         SHARES         AMOUNT
                                                        ---------     -----------
   Shares sold ...................................        407,960     $ 4,121,185
   Shares issued in exchange for securities
      transferred in-kind (Note 6) ...............      8,921,710      89,217,926
   Shares issued to shareholders in
      reinvestment of distributions ..............        131,441       1,338,735
   Shares redeemed ...............................       (335,829)     (3,427,589)
                                                        ---------     -----------
   Net increase ..................................      9,125,282     $91,250,257
                                                                      ===========
   Shares outstanding:
      Beginning of period ........................              0
                                                        ---------
      End of period ..............................      9,125,282
                                                        =========

   (DAGGER) Commencement of operations

   MUNICIPAL BOND PORTFOLIO
                                                           FOR THE FISCAL YEAR            FOR THE FISCAL YEAR
                                                         ENDED OCTOBER 31, 1998         ENDED OCTOBER 31, 1997
                                                       --------------------------    ---------------------------
                                                         SHARES         AMOUNT         SHARES          AMOUNT
                                                       -----------    -----------    -----------     -----------
   Shares sold ......................................      70,718     $   907,714         98,185     $ 1,235,603
   Shares issued to shareholders in
      reinvestment of distributions .................      45,302         580,748         45,831         575,223
   Shares redeemed ..................................    (126,618)     (1,626,181)      (108,773)     (1,363,382)
                                                        ---------     -----------      ---------    ------------
   Net increase (decrease) ..........................     (10,598)    $  (137,719)        35,243     $   447,444
                                                                      ===========                    ===========
   Shares outstanding:

      Beginning of year .............................   1,369,252                      1,334,009
                                                        ---------                      ---------
      End of year ...................................   1,358,654                      1,369,252
                                                        =========                      =========

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
================================================================================

6. TRANSFERS IN-KIND AND COMMENCEMENT OF NEW PORTFOLIO. Effective June 29, 1998, the Wilmington TrustIntermediate BondFund ("Intermediate Bond Fund") and the Wilmington Trust Strategic Bond Fund ("Strategic Bond Fund"), each a
   Wilmington Trust Collective Investment Fund ("WTCIF"), transferred all of their net assets, including their securities, to the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, respectively. The shareholders of the WTCIFs received shares of the respective Portfolios based on the net assets transferred divided by the net asset value of the respective Portfolio.

   The transfer was conducted on a taxable basis with respect to the WTCIF Intermediate Bond Fund, whereby any unrealized appreciation or depreciation on the securities on the date of transfer was recognized by the WTCIFIntermediate Bond Fund and the Short/Intermediate BondPortfolio's basis in the securities reflected their market value as of the date of transfer.

   The transfer of securities was conducted on a tax-free basis with respect to the WTCIF Strategic Bond Fund, whereby any unrealized appreciation or depreciation on the securities on the date of transfer was not treated as a taxable event by the WTCIFStrategic Bond Fund and the Intermediate Bond Portfolio's basis in the securities reflected their historical cost basis as of the date of transfer.

   The following table summarized the aforementioned transactions:

   THE WILMINGTON TRUST COLLECTIVE INVESTMENT FUNDS
                                                                                                            NET
                                                                                   NET ASSETS           UNREALIZED
                                                                SHARES AT              AT              APPRECIATION
                                                                 6/29/98             6/29/98            AT 6/29/98
                                                                ---------          -----------         ------------
   Intermediate Bond Fund ...................................     368,365          $52,875,813         $  901,407
   Strategic Bond Fund ......................................   4,809,547           89,217,926          3,568,067

   THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                                                                                    COMBINED
                                                                  SHARES           NET ASSETS                NAV
                                                                ISSUED IN             AFTER                  PER
                                                                EXCHANGE            EXCHANGE                SHARE
                                                                ---------          -----------             --------
   Short/Intermediate Bond Portfolio ........................   4,027,047          $84,571,146              $13.13
   Intermediate Bond Portfolio ..............................   8,921,710           89,217,926               10.00

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    REPORT OF INDEPENDENT AUDITORS
================================================================================

REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS

To the  Shareholders  and Trustees of The Rodney Square  Strategic  Fixed-Income
Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Rodney Square Strategic Fixed-Income Fund (comprised of the Short/Intermediate Bond Portfolio, Intermediate Bond Portfolio and Municipal Bond Portfolio) (the "Fund") as of October 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Rodney Square Strategic Fixed-Income Fund at October 31, 1998, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                /s/  ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 4, 1998

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
    NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Municipal Bond Portfolio designates $752,522 as tax-exempt dividends.

In January 1999, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 1998, including any distributions paid between October 31, 1998 and December 31, 1998.

SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio was held on June 25, 1998, to vote on the following proposals. The description of each proposal and the number of shares voted are as follows:

   1. Election  of  Trustees;   Eric   Brucker,   Fred  L.  Buckner, Robert   J.
      Christian, John J. Quindlen and Nina M. Webb. The results of the shares voted were as follows:

                                                                FOR          AGAINST       ABSTAIN
                                                             ---------      --------      ----------
           Short/Intermediate Bond Portfolio .............   2,275,449       2,650             --
           Municipal Bond Portfolio ......................     807,853          --             --

   2. Approval of a new investment advisory agreement for each Portfolio. The results of the shares voted were as follows:

                                                                FOR          AGAINST       ABSTAIN
                                                             ---------      --------      ----------
           Short/Intermediate Bond Portfolio .............   2,272,476         909          4,714
           Municipal Bond Portfolio ......................     791,487          --         16,366

   3. Ratification   of  the  selection  of  Ernst & Young  LLP  as  the  Fund's independent certified public accountant. The results of the shares voted were as follows:

                                                                FOR          AGAINST       ABSTAIN
                                                             ---------      --------      ----------
           Short/Intermediate Bond Portfolio .............   2,272,578       2,871          2,650
           Municipal Bond Portfolio ......................     796,701          --         11,152

                                    TRUSTEES
                                  Eric Brucker
                                 Fred L. Buckner
                               Robert J. Christian
                                John J. Quindlen
                  --------------------------------------------
                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                         Eric K. Cheung, VICE PRESIDENT
                   John J. Kelley, VICE PRESIDENT & TREASURER
                         Carl M. Rizzo, Esq., SECRETARY
                     Mary Jane Maloney, ASSISTANT SECRETARY
                     John C. McDonnell, ASSISTANT TREASURER
                  --------------------------------------------
                               INVESTMENT ADVISER
                                  AND CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                  --------------------------------------------
                                   DISTRIBUTOR
                        Rodney Square Distributors, Inc.
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                  --------------------------------------------
                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                  --------------------------------------------
                                  LEGAL COUNSEL
                           Kirkpatrick & Lockhart LLP
                  --------------------------------------------
                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                  --------------------------------------------

   THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
   INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

RS03 10/98